Income Taxes	3 Months Ended
Mar. 31, 2014
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes:
The effective income tax rate for the first quarter of 2014 was 18.8% compared to 24.8% for the first quarter of 2013. The Company’s effective income tax rate fluctuates based on, among other factors, our level and location of income. The difference between the U.S. federal statutory income tax rate and our effective income tax rate for the 2014 and 2013 periods is mainly due to the impact of earnings from outside the U.S. Our effective income tax rate for the 2014 period was also impacted by $17.0 million of pre-tax charges (approximately $11.1 million after income taxes) in connection with a reduction of high cost supply capacity of certain aluminum alkyl products (see Note 13), and an actuarial loss of $15.4 million (approximately $9.8 million after income taxes) related to one of our U.S. defined benefit pension plans and our supplemental executive retirement plan (see Note 10).